VARIABLE ANNUITY FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Vornado Realty Trust†

1,390  $

119,832

99.5%

Lehman Brothers Holdings,

Inc.†

3,154

118,717

HSBC Holdings PLC — SP

Freddie Mac

4,681

118,523

ADR†

5,631  $

463,431

Brookfield Asset Management,

Bank of America Corp.†

11,042

418,602

Inc. — Class A

4,414

118,428

JPMorgan Chase & Co.

9,447

405,749

Regions Financial Corp.†

5,965

117,809

ABN AMRO Holding NV —

Lincoln National Corp.

2,265

117,780

SP ADR†

5,987

358,621

T. Rowe Price Group, Inc.†

2,351

117,550

Wells Fargo & Co.†

11,533

335,610

KIMCO Realty Corp.†

2,935

114,964

Citigroup, Inc.

13,871

297,117

NYSE Euronext

1,852

114,287

American International Group,

Principal Financial Group, Inc.†

2,037

113,502

Inc.

6,754

292,110

Marsh & McLennan Cos., Inc.†

4,574

111,377

U.S. Bancorp

7,692

248,913

Ameriprise Financial, Inc.

2,124

110,129

Barclays PLC — SP ADR†

6,850

247,970

Boston Properties, Inc.†

1,191

109,655

Goldman Sachs Group, Inc.†

1,460

241,469

Hudson City Bancorp, Inc.

6,101

107,866

Credit Suisse Group — SP

General Growth Properties,

ADR†

4,618

234,964

Inc.†

2,821

107,678

American Express Co.

5,339

233,421

Aon Corp.

2,630

105,726

Morgan Stanley†

4,831

220,777

Leucadia National Corp.†

2,288

103,463

MetLife, Inc.†

3,586

216,092

Fifth Third Bancorp†

4,916

102,843

Bank of New York Mellon

M&T Bank Corp.†

1,265

101,807

Corp.

5,134

214,242

Discover Financial Services†

6,139

100,495

Wachovia Corp.†

7,700

207,900

Invesco Ltd.†

4,104

99,973

UBS AG — SP ADR†

7,046

202,925

Progressive Corp.

6,174

99,216

AFLAC, Inc.†

2,825

183,484

Genworth Financial, Inc. —

Prudential Financial, Inc.

2,296

179,662

Class A†

4,348

98,439

State Street Corp.†

2,248

177,592

Moody's Corp.†

2,744

95,574

Travelers Cos, Inc.

3,679

176,040

AvalonBay Communities, Inc.†

990

95,555

Merrill Lynch & Co., Inc.†

4,104

167,197

KeyCorp

4,344

95,351

Allstate Corp.

3,404

163,596

TD Ameritrade Holding Corp.*

5,657

93,397

PNC Financial Services Group,

Brookfield Properties Corp.

4,829

93,248

Inc.†

2,468

161,827

Host Hotels & Resorts, Inc.†

5,811

92,511

Simon Property Group, Inc.†

1,715

159,341

HCP, Inc.†

2,703

91,388

Blackrock, Inc.†

780

159,260

UnumProvident Corp.†

4,144

91,209

Capital One Financial Corp.†

3,224

158,685

UnionBanCal Corp.

1,821

89,375

Franklin Resources, Inc.†

1,595

154,699

IntercontinentalExchange,

Hartford Financial Services

Inc.*†

666

86,913

Group, Inc.

1,993

151,010

Plum Creek Timber Co., Inc.

BB&T Corp.†

4,577

146,739

(REIT)†

2,099

85,429

CME Group Inc.†

302

141,668

American Capital Strategies

Public Storage, Inc.†

1,577

139,754

Ltd.†

2,500

85,400

Fannie Mae†

5,301

139,522

New York Community

Charles Schwab Corp.

7,324

137,911

Bancorp, Inc.†

4,652

84,759

Loews Corp.

3,404

136,909

Nymex Holdings, Inc.

925

83,833

Chubb Corp.

2,759

136,515

Washington Mutual, Inc.†

8,130

83,739

SunTrust Banks, Inc.†

2,460

135,644

Ventas, Inc.†

1,837

82,500

ACE Ltd.

2,382

131,153

Cincinnati Financial Corp.

2,166

82,395

ProLogis†

2,207

129,904

Developers Diversified Realty

Equity Residential†

2,938

121,898

Corp.†

1,960

82,085

Northern Trust Corp.

1,809

120,244

People's United Financial, Inc.†

4,719

81,686

1

VARIABLE ANNUITY FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Assurant, Inc.

1,340  $

81,552

Cullen/Frost Bankers, Inc.†

1,141  $

60,519

CB Richard Ellis Group, Inc. —

Huntington Bancshares, Inc.†

5,604

60,243

Class A*

3,729

80,696

Reinsurance Group of America,

SLM Corp.*†

5,248

80,557

Inc.†

1,104

60,102

Marshall & Ilsley Corp.†

3,438

79,762

Liberty Property Trust

1,917

59,638

Macerich Co.†

1,125

79,054

First American Corp.†

1,746

59,259

Legg Mason, Inc.

1,400

78,372

Nationwide Health Properties,

AMB Property Corp.†

1,425

77,548

Inc.†

1,742

58,792

CNA Financial Corp.

2,986

77,009

RenaissanceRe Holdings Ltd.†

1,130

58,658

Federal Realty Investment

Toronto-Dominion Bank

941

57,709

Trust†

965

75,222

Taubman Centers, Inc.†

1,096

57,102

Torchmark Corp.

1,250

75,137

Commerce Bancshares, Inc.

1,358

57,077

Fidelity National Financial, Inc.

XL Capital Ltd.†

1,910

56,440

— Class A†

4,063

74,475

Countrywide Financial Corp.†

10,184

56,012

Regency Centers Corp.†

1,147

74,280

Eaton Vance Corp.†

1,820

55,528

Zions Bancorporation†

1,614

73,518

Forest City Enterprises, Inc. —

Annaly Mortgage Management,

Class A

1,504

55,347

Inc.†

4,735

72,540

Alexandria Real Estate

White Mountains Insurance

Equities, Inc.†

590

54,705

Group Ltd.

150

72,000

Protective Life Corp.

1,340

54,350

Everest Re Group Ltd.

800

71,624

Erie Indemnity Co. — Class A

1,060

54,261

SL Green Realty Corp.†

859

69,983

Old Republic International

Comerica, Inc.†

1,985

69,634

Corp.†

4,124

53,241

Arch Capital Group Ltd.*†

1,010

69,357

Waddell & Reed Financial, Inc.

W.R. Berkley Corp.

2,487

68,865

— Class A

1,650

53,014

Axis Capital Holdings Ltd.†

2,008

68,232

American Financial Group,

Willis Group Holdings Ltd.

2,027

68,127

Inc.†

2,060

52,654

TFS Financial Corp†

5,640

67,849

Alleghany Corp.*†

153

52,181

SEI Investments Co.

2,723

67,231

Allied Capital Corp.†

2,817

51,917

National City Corp.†

6,728

66,944

Affiliated Managers Group,

Markel Corp.*

150

65,995

Inc.*†

570

51,722

Popular, Inc.†

5,641

65,774

Odyssey Re Holdings Corp.

1,400

51,450

Transatlantic Holdings, Inc.†

990

65,686

Mercury General Corp.

1,100

48,741

Sovereign Bancorp, Inc.†

6,991

65,156

Raymond James Financial,

UDR, Inc.†

2,653

65,052

Inc.†

2,116

48,626

Health Care REIT, Inc.†

1,439

64,942

Endurance Specialty Holdings

PartnerRe Ltd.†

850

64,855

Ltd.

1,297

47,470

BOK Financial Corp.

1,224

63,930

City National Corp.

950

46,987

Nasdaq Stock Market, Inc.*†

1,640

63,402

Aspen Insurance Holdings

Apartment Investment &

Ltd.†

1,780

46,956

Management Co. — Class A

1,758

62,954

HCC Insurance Holdings, Inc.

2,059

46,719

Associated Banc-Corp.†

2,354

62,687

Philadelphia Consolidated

Federated Investors, Inc. —

Holding Corp.*

1,441

46,400

Class B†

1,588

62,186

Allied World Assurance

Synovus Financial Corp.†

5,591

61,836

Company Holdings Ltd†

1,157

45,933

Rayonier, Inc.†

1,415

61,468

Brown & Brown, Inc.†

2,585

44,927

Hospitality Properties Trust†

1,791

60,930

Unitrin, Inc.

1,250

44,175

Duke Realty Corp.†

2,668

60,857

CapitalSource, Inc.†

3,775

36,504

Safeco Corp.

1,385

60,774

CIT Group, Inc.†

3,032

35,929

Weingarten Realty Investors†

1,762

60,683

iStar Financial, Inc.†

2,455

34,444

Janus Capital Group, Inc.

2,603

60,572

GFI Group, Inc.

600

34,380

2

VARIABLE ANNUITY FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Shares

Value

MF Global Ltd.*†

2,050 $

20,316

Bear Stearns Cos., Inc.†

1,248

________

13,092

Total Common Stocks

(Cost $17,385,539)

________

17,679,400

Face

Amount

REPURCHASE AGREEMENTS

0.5%

Collateralized by U.S. Treasury

Obligations

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$

85,180

________

85,180

Total Repurchase Agreements

(Cost $85,180)

________

85,180

SECURITIES LENDING COLLATERAL 36.2%

Investment in Securities Lending Short

Term

Investment Portfolio Held

by U.S. Bank

6,436,319

________

6,436,319

Total Securities Lending Collateral

(Cost $6,436,319)

________

6,436,319

Total Investments 136.2%

(Cost $23,907,038)

$

________

24,200,899

Liabilities in Excess of Other

Assets – (36.2)%

$

(6,429,368)

________

Net Assets – 100.0%

$

17,771,531

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31, 2008

ADR – American Depository Receipt

3